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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 19, 2004

                             CORUS BANKSHARES, INC.
             (Exact name of registrant as specified in its charter)

                          Commission File Number 0-6136


            Minnesota                                      41-0823592
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
        incorporation)

 3959 N. Lincoln Ave., Chicago, Illinois                           60613
(Address of principal executive offices)                        (Zip Code)

                                 (773) 832-3088
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4 (c))
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                             CORUS BANKSHARES, INC.


ITEM 2.02: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 18, 2004, Corus Bankshares, Inc. publicly released information regarding the Company's financial condition and results of operations for the quarter and year-to-date periods ended September 30, 2004.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

  99  Quarterly Earnings Release of Corus Bankshares dated October 18, 2004*

* This Exhibit 99 is furnished pursuant to item 2.02, and is not deemed filed in accordance with Item 9.01
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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CORUS BANKSHARES, INC.
                                      (Registrant)

October 19, 2004             By:   /s/ Michael E. Dulberg
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                                   Michael E. Dulberg
                                   Senior Vice President and Chief
                                   Accounting Officer
                                   (Principal Accounting Officer and duly
                                   authorized Officer of Registrant)